Exhibit 10.10
AMENDMENT No. 2
dated as of March 30, 2007
to the SENIOR CREDIT AGREEMENT
dated as of November 21,2006
among
SANDRIDGE ENERGY, INC.
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
The Other Lenders Party Thereto
BANK OF AMERICA SECURITIES LLC,
Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 2 TO CREDIT AGREEMENT
     AMENDMENT dated as of March 30, 2007 to the Senior Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
W I T N E S S E T H:
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     Section 2. Amendments. The Credit Agreement is hereby amended as follows:
     (a) The definition of Interest Period in Section 1.01 is amended (i) by adding the words “two weeks or” immediately before the words “one, two, three or six months thereafter,” and (ii) by adding the words “of one-month or greater duration” immediately following the words “any Interest Period” in clause (ii).
     (b) Section 2.02(e) is amended by adding the clause “and no more than two of such Interest Periods shall be of a duration of two weeks” at the end thereof.
     (c) Section 2.03(a)(ii)(A) is amended by replacing the word “twelve” with the words “twenty four”.
     (d) The figure “$15,000,000” appearing in Section 7.03(f) is changed to “$25,000,000.”
     (e) Subsection (h) of Section 7.03 is amended to read in its entirety as follows:
     “(h) Indebtedness incurred by Lariat, and Guarantees of the Borrower in respect of such Indebtedness; provided that the principal amount of Indebtedness of Lariat guaranteed by the Borrower pursuant to this subsection (h) or otherwise shall at no time exceed $92,500,000;”

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     (f) The ratio “4.0:1.0” appearing in Section 7.11(b) is replaced by the following “(i) in the case of the fiscal quarters ending December 31, 2006, March 31, 2007 and June 30, 2007, 4.5:1.0 and (ii) in the case of any subsequent fiscal quarter, 4.0:1.0.”
     Section 3.     Representations of the Borrower. The Borrower represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement will be true and (ii) no Default will have occurred and be continuing.
     Section 4.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 5.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     Section 6.     Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER SANDRIDGE ENERGY, INC.
By:	/s/ Tom L. Ward
	Name:	Tom L. Ward
	Title:	Chairman and Chief Executive Officer

LENDERS BANK OF AMERICA, N.A., as Lender
By:	/s/ Scott A. Mackey
	Name:	Scott A. Mackey
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Investment Banking Officer

ROYAL BANK OF CANADA
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

(Signature Page to Amendment No. 2
to the
Senior Credit Agreement)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Vice President

By:	/s/ James Neira
	Name:	James Neira
	Title:	Associate

BANK OF OKLAHOMA, N.A.
By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Officer

COMERICA BANK
By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

SUNTRUST BANK
By:	/s/ Yahn Pirio
	Name:	Yahn Pirio
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Lucy Walker
	Name:	Lucy Walker
	Title:	Vice President

(Signature Page to Amendment No. 2
to the
Senior Credit Agreement)

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Vice President

AMARILLO NATIONAL BANK
By:	/s/ Sha Gearn
	Name:	Sha Gearn
	Title:	Vice President

MIDFIRST BANK
By:	/s/ James P. Boggs
	Name:	James P. Boggs
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria M. Mahoney
	Name:	Daria M. Mahoney
	Title:	Vice President

WELLS FARGO BANK, NA
By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Vice President

BANK OF SCOTLAND
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

(Signature Page to Amendment No. 2
to the
Senior Credit Agreement)

BNP PARIBAS
By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Managing Director

By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Vice President

ALLIED IRISH BANKS P.L.C.
By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President

FORTIS CAPITAL CORP.
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Senior Vice President

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

CALYON NEW YORK BRANCH
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Director

(Signature Page to Amendment No. 2
to the
Senior Credit Agreement)

     Acknowledged by:

ADMINISTRATIVE AGENT BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Suzanne M. Paul
	Name:	Suzanne M. Paul
	Title:	Vice President

(Signature Page to Amendment No. 2
to the
Senior Credit Agreement)